CMA

CMA NORTH CAROLINA
MUNICIPAL MONEY FUND






Semi-Annual Report

September 30, 1998


MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.




CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper




TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1998, CMA North
Carolina Municipal Money Fund paid shareholders a net annualized yield of 2.94%.* As of September 30, 1998, the Fund's 7-day yield was 3.11%.

Economic Environment
During most of the six-month period ended September 30, 1998, economic conditions in North Carolina remained favorable. Employment in the state continued to remain strong, as reflected in the 3.6% unemployment rate for the month of August. Also, according to the North Carolina Department of Commerce, residential housing units increased by 5.1% in July 1998 to 7,016 from 6,676 in July 1997. The state's population surged 11.5% since 1990 to over 7.4 million residents. This impressive growth has led to an increase in demand for municipal services, especially in the area of education. Most recently, North Carolina issued $450 million in general obligation bonds to finance both the expansion and improvement of public school buildings. Including this sale, the state's outstanding debt will total $2.1 billion, up from just $580 million in 1993. During July 1998, North Carolina legislators overwhelmingly approved a $955 million general obligation bond bill. Under the bill, a referendum will be held in November to ask voters across the state to authorize debt to upgrade drinking water and sewerage systems along with building pipelines that distribute natural gas to state residents and businesses. This request represents the third time since 1996 that North Carolina has sought approval for nearly $1 billion of general obligation debt.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


During the month of June, the state settled a lawsuit in which the North Carolina Supreme Court ruled that the state had unconstitutionally taxed workers' pensions since 1989. Early estimates indicated the state will have to refund more than $1.1 billion of taxes and stop collecting the $130 million of annual revenues that the levy provided. However, the State Superior Court approved a settlement that would cost North Carolina only $799 million in return for the state's promise to expedite payments to plaintiffs. The state has decided to use $1.4 billion in cash on hand for the fiscal year beginning July 1, 1999 to pay the first $400 million of the settlement. The remaining $399 million would come from the fiscal year 2000 budget.

Investment Strategy
During the first half of the period, we maintained a relatively neutral average portfolio maturity for the Fund. Despite fundamentals for the US economy remaining positive, we believed the ongoing crisis in Asia would keep monetary policy on hold for the near term. Because of continued flatness in the short-term tax-exempt yield curve, we accomplished this neutral stance by predominantly purchasing tax-exempt commercial paper maturing within two months--four months while awaiting the expected issuance of cash-flow notes that traditionally enter the market during the summer months. The issuance of these fixed-rate notes ordinarily drives up the yield on securities of this kind, providing the Fund with a more attractive opportunity to extend maturity. However, given both the low inflation expectations in our market and the decrease in issuance caused by thriving state economies, yield spreads between fixed-rate and variable-rate products remained relatively narrow. Nevertheless, we took part in the purchase of these fixed-rate notes because of our need to replace the Fund's maturing cash flow notes from the previous year, combined with our belief that these issues could be some of the more attractive yields we will see on fixed-rate products over the next six months. For the six-month period ended September 30, 1998, the state of North Carolina's issuance totaled $95 million, a decrease from the $104.2 million issued during the previous six-month period.

As the September period came to an end, it became evident that the problems that originated in Pacific Rim countries will significantly affect the world's financial markets and economies. As a result, US Treasury yields dropped, while the rate on the 30-year US Treasury bond closed just below 5% on September 30, 1998. Consequently, we continued to increase the Fund's percentage of fixed-rate securities in order to lock in more attractive yields than were expected over the next six months. The Fund, which began the period with a weighted average maturity in the 30-day range, concluded the period in the 50-day range. On September 29, 1998, the Federal Reserve Board eased monetary policy by lowering the Federal Funds rate 25 basis points (0.25%), and did so again in October with another 25 basis point cut, which investors viewed positively. Finally, diversification and credit quality remain paramount to the Fund, and we will continue to monitor the ever-changing marketplace.

In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the future.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager





November 10, 1998



Portfolio Abbreviations for
CMA North Carolina Municipal Money Fund

ACES SM     Adjustable Convertible Extendable Securities
AMT         Alternative Minimum Tax (subject to)
BAN         Bond Anticipation Notes
CP          Commercial Paper
GO          General Obligation Bonds
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
MSTR        Municipal Security Trust Receipts
PCR         Pollution Control Revenue Bonds
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998                                                          (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina--    $ 1,000   Beaufort County, North Carolina, Industrial Facilities and Pollution
98.0%                         Control Financing Authority Revenue Bonds (Texasgulf, Inc. Project),
                              VRDN, 4.10% due 12/01/2000 (a)                                                  $    1,000
                      3,700   Brunswick County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Woods Industries Inc.
                              Project), VRDN, AMT, 4.15% due 7/01/2017 (a)                                         3,700
                              Buncombe County, North Carolina, VRDN (a):
                        410       4% due 6/01/2000                                                                   410
                        455       4% due 6/01/2002                                                                   455
                        500       4% due 6/01/2004                                                                   500
                        525       4% due 6/01/2005                                                                   525
                        580       4% due 6/01/2007                                                                   580
                        435       4% due 6/01/2008                                                                   435
                        640       4% due 6/01/2009                                                                   640
                        740       4% due 6/01/2012                                                                   740
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), VRDN,
                              AMT, 4.05% due 9/01/2011 (a)                                                         6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR (Texasgulf, Inc. Project), VRDN, 4.125% due
                              10/01/2005 (a)                                                                       3,000
                      2,360   Chadbourn, North Carolina, BAN, UT, 3.685% due 2/24/1999                             2,360
                     12,520   Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN, Series A,
                              AMT, 4.10% due 7/01/2017 (a)(b)                                                     12,520
                      3,420   Clayton, North Carolina, Water District, BAN, UT, 3.61% due 3/24/1999                3,421
                      3,725   Cleveland, North Carolina, Water District, BAN, 3.619% due 3/24/1999                 3,725
                     13,300   Clipper, North Carolina, Tax Exempt Trust, VRDN, 4.07% due 4/12/2004 (a)            13,300
                      2,180   Craven County, North Carolina, BAN, AMT, 3.83% due 10/07/1998                        2,180
                      5,200   Craven County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority (Cravenwood Energy Project), VRDN, AMT, Series C, 4.20%
                              due 5/01/2011 (a)                                                                    5,200
                              Cumberland County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Revenue Refunding Bonds (Monsanto Co. Project),
                              VRDN (a):
                      1,715       3.85% due 6/01/2012                                                              1,715
                        600       3.85% due 10/01/2014                                                               600
                      5,200   Davidson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Diebold Inc. Project), VRDN, 4% due 6/01/2017 (a)          5,200
                      3,000   Edgecombe Water and Sewer District No. 1, North Carolina, BAN, 3.64% due
                              4/28/1999                                                                            3,001
                              Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, VRDN (a):
                      1,865       (Gold Medal Homes), 4.10% due 12/01/2009                                         1,865
                      3,600       (Mount Holly Enterprises), AMT, 4.10% due 5/01/2004                              3,600




CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina                Granville County, North Carolina, Industrial Facilities and Pollution
(continued)                   Control Financing Authority Revenue Bonds, VRDN, AMT (a):
                    $ 4,000       (Mayville Metal Production Project), 3.75% due 5/23/2020                    $    4,000
                      2,025       (Tuscarora Plastics, Inc. Project), 4.10% due 12/01/2001                         2,025
                        500   Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDA, Revenue Bonds (Federal Paper Board Company, Inc.
                              Project), VRDN, AMT, 4.05% due 11/01/2009 (a)                                          500
                              Guilford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, VRDN, AMT (a):
                        900       (Pharmagraphics Inc. Project), 4.05% due 9/01/2010                                 900
                      7,500       (US Woven Label Project), 4.05% due 1/01/2013                                    7,500
                     20,715   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Exempt Facilities--Westmoreland
                              Project), VRDN, AMT, 4.30% due 12/01/2019 (a)                                       20,715
                              Holly Springs, North Carolina, BAN:
                      6,617       3.645% due 3/17/1999                                                             6,617
                      2,000       UT, Series A, 3.60% due 10/14/1998                                               2,000
                        385   Johnston County, North Carolina, GO, UT, Series 1996, 5% due 2/01/1999 (d)             387
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (West Co. Nebraska, Inc. Project), VRDN,
                              4% due 10/01/2005 (a)                                                                3,700
                      8,200   Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hof Textiles Inc. Project), VRDN, AMT,
                              3.90% due 10/01/2011 (a)                                                             8,200
                      8,500   Mecklenberg County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Rexroth Corporation Project), VRDN, AMT, 4.05% due
                              9/01/2016 (a)                                                                        8,500
                              Mecklenberg County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, VRDN (a):
                      2,000       (Edgecomb Metals Company Project), 4% due 12/01/2009                             2,000
                        900       (Flawa Corporation Project), AMT, 3.85% due 12/01/2008                             900
                      1,500       (Griffith Micro Science Project), AMT, 4.10% due 11/01/2007                      1,500
                        805   New Hanover County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Interroll Corp. Project), VRDN, 4.10% due
                              11/01/2003 (a)                                                                         805
                              North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds:
                      9,500       CP, 3.55% due 12/09/1998                                                         9,500
                     10,000       CP, 3.60% due 1/14/1999                                                         10,000
                      1,250       Refunding, Series A, 7.25% due 1/01/1999 (c)                                     1,286
                      2,000   North Carolina Educational Facilities Finance Agency Revenue Bonds (Duke
                              University Project), VRDN, Series A, 3.95% due 6/01/2027 (a)                         2,000
                      2,000   North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                              (Cabarrus Memorial Hospital Project), VRDN, 3.95% due 3/01/2012 (a)                  2,000
                      3,200   North Carolina Medical Care Commission, Hospital Revenue Bonds (Pooled
                              Equipment Financing Project), ACES, VRDN, 3.80% due 12/01/2025 (a)(b)                3,200
                              North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
                      3,500       (Duke University Hospital), Series C, 3.95% due 6/01/2015                        3,500
                      2,130       (Duke University Hospital), Series D, 3.95% due 6/01/2015                        2,130
                      3,300       (Pooled Equipment Financing Project), ACES, 3.70% due 4/01/2012 (b)              3,300
                        200       (Pooled Financing Project), ACES, Series A, 4.05% due 10/01/2020                   200
                         55       (Pooled Financing Project), ACES, Series B, 4.15% due 10/01/2013                    55
                        200       Refunding (Moses H. Cone Memorial Hospital Project), 3.90% due
                                  10/01/2023                                                                         200




CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina                North Carolina Municipal Power Agency, Electric Revenue Bonds
(concluded)                   (No. 1 Catawba):
                    $ 6,000       CP, 3.40% due 12/09/1998                                                    $    6,000
                     20,650       CP, 3.55% due 12/15/1998                                                        20,650
                      4,915       CP, 3.50% due 12/17/1998                                                         4,915
                     15,000       CP, 3.55% due 12/18/1998                                                        15,000
                      4,000       CP, 3.40% due 1/04/1999                                                          4,000
                      2,885       Refunding, 5.10% due 1/01/1999 (e)                                               2,896
                      1,800   North Carolina State Port Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, AMT, 4.10% due 1/01/2016 (a)                  1,800
                      1,305   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Purpose--Cessna Aircraft Company Project), VRDN, AMT, 4.10% due
                              10/01/2012 (a)                                                                       1,305
                        100   Raleigh-Durham, North Carolina, Airport Authority, Special Facilities
                              Revenue Refunding Bonds (American Airlines), VRDN, Series B, 4.15% due
                              11/01/2005 (a)                                                                         100
                      6,000   Richland Township, North Carolina, Water and Sewer District, BAN, UT, 3.75%
                              due 11/18/1998                                                                       6,001
                              Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds:
                      2,300       IDR (Hon Industries Project), VRDN, AMT, 4.05% due 4/01/2018 (a)                 2,300
                        700       (Reynolds Metals Company Project), 3.65% due 12/01/1998                            700
                      2,900   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (All American Homes of North Carolina
                              Inc.), VRDN, AMT, 4.05% due 11/01/2011 (a)                                           2,900
                      3,330   Sampson County, North Carolina, Water and Sewer District, BAN, UT, 3.535%
                              due 6/02/1999                                                                        3,331
                      1,200   Southeast Brunswick, North Carolina, San District, BAN, 3.76% due 2/24/1999          1,200
                      5,000   Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industry Project), VRDN, 4% due
                              8/01/2010 (a)                                                                        5,000
                      3,000   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Industrial Accu-Fab Inc. Project), VRDN,
                              AMT, 4.15% due 1/01/2019 (a)                                                         3,000
                        400   Wilson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (North Carolina Chip Co. Project), VRDN, 4.10% due
                              1/01/2000 (a)                                                                          400
                      1,200   Winston-Salem, North Carolina, Refunding, GO, UT, 6.50% due 6/01/1999                1,225

Puerto Rico--         2,000   Puerto Rico Commonwealth, Government Development Bank, CP, 3.50% due
1.5%                          10/22/1998                                                                           2,000
                      2,000   Puerto Rico Electric Power Authority Power Revenue Bonds, MSTR, VRDN,
                              Series SGA-43, 3.87% due 7/01/2022 (a)                                               2,000

                              Total Investments (Cost--$271,615*)--99.5%                                         271,615

                              Other Assets Less Liabilities--0.5%                                                  1,456
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  273,071
                                                                                                              ==========



(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1998.
(b)MBIA Insured.
(c)Prefunded.
(d)AMBAC Insured.
(e)FGIC Insured.
  *Cost For Federal income tax purposes.

   See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998
Assets:
Investments, at value (identified cost--$271,615,200) (Note 1a)                                          $   271,615,200
Cash                                                                                                             110,621
Interest receivable                                                                                            1,462,950
Prepaid registration fees and other assets (Note 1d)                                                             129,011
                                                                                                         ---------------
Total assets                                                                                                 273,317,782
                                                                                                         ---------------
Liabilities:
Payables:
Investment adviser (Note 2)                                                           $       115,550

 Distributor (Note 2)                                                                          68,078            183,628
                                                                                      ---------------
Accrued expenses and other liabilities                                                                            62,915
                                                                                                         ---------------
Total liabilities                                                                                                246,543
                                                                                                         ---------------
Net Assets                                                                                               $   273,071,239
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    27,313,715
Paid-in capital in excess of par                                                                             245,823,430
Accumulated realized capital losses--net (Note 4)                                                                (65,906)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 273,137,145 shares of
beneficial interest outstanding                                                                          $   273,071,239
                                                                                                         ===============
See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Investment Income (Note 1c):
Interest and amortization of premium earned                                                              $     5,192,983
Expenses:
Investment advisory fees (Note 2)                                                     $       717,181
Distribution fees (Note 2)                                                                    178,278
Professional fees                                                                              27,307
Transfer agent fees (Note 2)                                                                   26,955
Accounting services (Note 2)                                                                   22,104
Registration fees (Note 1d)                                                                    16,590
Custodian fees                                                                                 13,801
Printing and shareholder reports                                                                8,019
Pricing fees                                                                                    3,571
Trustees' fees and expenses                                                                     1,030
Other                                                                                           2,401
                                                                                      ---------------
Total expenses                                                                                                 1,017,237
                                                                                                         ---------------
Investment income--net                                                                                         4,175,746
Realized Loss on Investments--Net (Note 1c)                                                                      (26,651)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     4,149,095
                                                                                                         ===============
See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       For the Six           For the
                                                                                       Months Ended         Year Ended
                                                                                       September 30,         March 31,
Increase (Decrease) in Net Assets:                                                         1998                1998
Operations:
Investment income--net                                                                $     4,175,746    $     8,203,913
Realized gain (loss) on investments--net                                                      (26,651)               556
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                        4,149,095          8,204,469
                                                                                      ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                     (4,175,746)        (8,203,913)
                                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders                        (4,175,746)        (8,203,913)
                                                                                      ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          368,199,381        908,145,767
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                         4,175,633          8,204,020
                                                                                      ---------------    ---------------
                                                                                          372,375,014        916,349,787
Cost of shares redeemed                                                                  (406,346,578)      (883,460,955)
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                              (33,971,564)        32,888,832
                                                                                      ---------------    ---------------
Net Assets:
Total increase (decrease) in net assets                                                   (33,998,215)        32,889,388
Beginning of period                                                                       307,069,454        274,180,066
                                                                                      ---------------    ---------------
End of period                                                                         $   273,071,239    $   307,069,454
                                                                                      ===============    ===============


See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios
have been derived from information provided           For the Six
in the financial statements.                          Months Ended
                                                      September 30,             For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                   1998           1998           1997        1996        1995
Per Share Operating Performance:
Net asset value, beginning of period                   $     1.00    $     1.00    $     1.00   $     1.00    $     1.00
                                                       ----------    ----------    ----------   ----------    ----------
Investment income--net                                        .01           .03           .03          .03           .03
                                                       ----------    ----------    ----------   ----------    ----------
Total from investment operations                              .01           .03           .03          .03           .03
                                                       ----------    ----------    ----------   ----------    ----------
Less dividends from investment income--net                   (.01)         (.03)         (.03)        (.03)         (.03)
                                                       ----------    ----------    ----------   ----------    ----------
Net asset value, end of period                         $     1.00    $     1.00    $     1.00   $     1.00    $     1.00
                                                       ==========    ==========    ==========   ==========    ==========
Total Investment Return                                     2.94%*        3.02%         2.84%        3.12%         2.61%
                                                       ==========    ==========    ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement                               .71%*         .71%          .72%         .69%          .62%
                                                       ==========    ==========    ==========   ==========    ==========
Expenses                                                     .71%*         .71%          .72%         .74%          .72%
                                                       ==========    ==========    ==========   ==========    ==========
Investment income--net                                      2.91%*        2.97%         2.79%        3.08%         2.58%
                                                       ==========    ==========    ==========   ==========    ==========
Supplemental Data:
Net assets, end of period (in thousands)               $  273,071    $  307,069    $  274,180   $  273,910    $  278,704
                                                       ==========    ==========    ==========   ==========    ==========


*Annualized.

 See Notes to Financial Statements.





CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $39,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003 and $11,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].